UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2010

Mettler-Toledo International Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	File No. 001-13595 (Commission File Number)	13-3668641 (IRS Employer Identification No.)

Im Langacher, P.O. Box MT-100
CH-8606, Greifensee, Switzerland
and
1900 Polaris Parkway
Columbus, OH 43240
__________________________________________
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code:  +41-1-944-2211 and 1-614-438-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mettler-Toledo International Inc. (the “Company”) and Robert F. Spoerry, Chairman of the Company’s Board of Directors, have agreed to certain amendments to Mr. Spoerry’s terms of employment, effective from January 1, 2010. Mr. Spoerry will no longer participate in the Company’s annual cash incentive plans and the notice period for termination by either party of Mr. Spoerry’s employment has been reduced from twelve months to three months. A letter from the Company to Mr. Spoerry dated November 30, 2010, confirming the details of Mr. Spoerry’s compensation for 2011 is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.                   Financial Statements and Exhibits.

(d)      Exhibits

10.1	Letter dated November 30, 2010, from Mettler-Toledo International Inc. to Robert F. Spoerry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.

Date: December 2, 2010	By:	/s/ James T. Bellerjeau
James T. Bellerjeau General Counsel

Exhibit Index

Exhibit No.                     Description

10.1	Letter dated November 30, 2010, from Mettler-Toledo International Inc. to Robert F. Spoerry.